                                  WAMMS 02-MS8
                           Whole Loan 15YR Fixed-Rate

Deal Size                                              218 mmm approx.

GWAC                                                    6.002% +/-15bps

WAM                                                        179 +/- 2 months

Geography                             CA                84.98% approx.
                                      IL                 2.90%
                                      MI                 2.07%
                                      TX                 1.95%
                                      Other              8.10%

Avg Loan Balance                                          $496  approx.

WA LTV                                                  56.44% approx.

Loan Purpose:      Purchase                              10.3% approx.
                   Rate/Term Refi                        76.3% approx.
                   Cash-Out Refi                         13.4% approx.

Property Type:     SF/PUD                                92.9% approx.
                   Other                                  7.2% approx.

Doc Type:          Full/Alt                              74.6% approx.
                   Streamline                             7.5% approx.
                   Limited                               17.8% approx.

Occupancy:         Primary                               98.8% approx.
                   Secondary                              1.2% approx.

WA FICO                                                    739 approx.

AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                            1.50% approx.

Pricing Speed                                             300% PSA

Settlement Date                                       11/29/02

Clean up Call                                               5%

Master Servicer/Bond Administrator    Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  WAMMS 02-MS8
                        Whole Loan 15YR Fixed-Rate (gp2)

Deal Size                                               $406mm approx.

GWAC                                                    5.928% +/-15bps

WAM                                                        179 +/- 2 months

Cal                                                     25.00% max.

Avg Loan Balance                                         $482k approx.

WA LTV                                                  60.00% approx.

Loan Purpose:      Purchase                               7.5% approx.
                   No Cash-Out Refi                      76.8% approx.
                   Cash-Out Refi                         15.8% approx.

Property Type:     SF                                    96.5% approx.
                   Other                                  3.5% approx.

Doc Type:          Full/Alt                              78.2% approx.
                   Streamline                             6.4% approx.
                   Limited                               15.4% approx.

Occupancy:         Primary                               97.7% approx.
                   Secondary                              2.3% approx.

WA FICO                                                    738 approx.

AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                            1.25% approx.

Pricing Speed                                             300% PSA

Settlement Date                                       11/29/02

Clean up Call                                               5%

Master Servicer/Bond Administrator    Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  WAMMS 02-MS8
                        Whole Loan 30YR Fixed-Rate (gp4)

Deal Size                                               $285mm approx.

GWAC                                                    6.547% +/-15bps

WAM                                                        357 +/- 2 months

Cal                                                     50.00% max.

Avg Loan Balance                                         $454k approx.

WA LTV                                                  65.97% approx.

Loan Purpose:      Purchase                              21.0% approx.
                   Rate Term Refi                        58.0% approx.
                   Cash-Out Refi                         21.0% approx.

Property Type:     SF/Pud                                96.0% approx.
                   Other                                  4.0% approx.

Doc Type:          Full/Alt                              86.1% approx.

Occupancy:         Primary                               97.2% approx.
                   Secondary                              2.6% approx.

WA FICO                                                    739 approx.

AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                            3.25% approx.

Pricing Speed                                             300% PSA

Settlement Date                                       11/29/02

Master Servicer/Bond Administrator    Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  WAMMS 02-MS8
                           Whole Loan 30YR Fixed-Rate

Deal Size                                               150 mm approx.

GWAC                                                    6.510% +/-15bps

WAM                                                        358 +/- 2 months

Geography                             CA               100.00% approx.

Avg Loan Balance                                         $471k approx.

WA LTV                                                  65.00% approx.

Loan Purpose:      Purchase                              24.0% approx.
                   Rate/Term Refi                        58.0% approx.
                   Cash-Out Refi                         18.0% approx.

Property Type:     SF/PUD                                96.5% approx.
                   Other                                  3.5% approx.

Doc Type:          Full/Alt                              74.7% approx.
                   Streamline                             9.7% approx.
                   Limited                               15.6% approx.

Occupancy:         Primary                               99.3% approx.
                   Secondary                              0.7% approx.

WA FICO                                                    734 approx.

AAA Ratings                                        2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                            3.25% approx.

Pricing Speed                                             300% PSA

Settlement Date                                       11/29/02

Clean up Call                                               5%

Master Servicer/Bond Administrator    Washington Mutual Mortgage Securities Corp

                            All numbers approximate.
                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.